UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                November 8, 2007


                               ICOP DIGITAL, INC.
               (Exact name of company as specified in its charter)


          Colorado                      1-32560                84-1493152
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission file number)       (IRS Employer
of incorporation)                                         Identification Number)


                  16801 West 116th Street, Lenexa, Kansas 66219
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 (913) 338-5550
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On November 8, 2007, ICOP Digital, Inc. ("ICOP") announced its results of operations and financial condition for the quarter ended September 30, 2007. The public announcement was included in a press release, the text of which is furnished as Exhibit 99.1 hereto.

     The information in this Current Report on Form 8-K and Exhibit 99.1 hereto shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless expressly incorporated into a filing of ICOP under the Securities Act of 1933, as amended, or the Exchange Act made after the date hereof, the information contained in this Current Report on Form 8-K and Exhibit
99.1 hereto shall not be incorporated by reference into any filing of ICOP, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number                    Description
--------------                    -----------

99.1                              Press release dated November 8, 2007.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ICOP DIGITAL, INC.


Date:  November 8, 2007                By:  /s/ David C. Owen
                                           ----------------------------------
                                           David C. Owen
                                           Chairman and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit Number                    Description
--------------                    -----------

99.1                              Press release dated November 8, 2007.